1February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Fourth Quarter and Full Year 2025 Financial Review and Analysis (preliminary, unaudited) February 4, 2026 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year.

2February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. We believe that the most significant risk factors that could affect our financial performance in the near term include: (i) the impact on underlying demand for our products from global economic conditions, tariffs, geopolitical uncertainty, and changes in environmental standards, regulations and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; (v) foreign currency fluctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide economic, social, geopolitical and market conditions; changes in geopolitical conditions, including those related to trade relations and tariffs, China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; fluctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets ● Our Business – fluctuations in demand affecting sales to customers; fluctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, and customer preferences; environmental regulations and sustainability trends; the impact of competitive products and pricing; the execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; the financial condition of distributors; outsourced manufacturers; product and service quality claims; restructuring and other cost reduction actions; our ability to generate sustained productivity improvement and our ability to achieve and sustain targeted cost reductions; the timely development and market acceptance of new products, including sustainable or sustainably-sourced products; our investment in development activities and new production facilities; the collection of receivables from customers; and our sustainability and governance practices ● Information Technology – disruptions in information technology systems; cybersecurity events or other security breaches; and successful installation of new or upgraded information technology systems ● Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; and the realization of deferred tax assets ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – our ability to obtain adequate financing arrangements and maintain access to capital; credit rating risks; fluctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of our intellectual property; the impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance ● Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Form 10-K, filed with the Securities and Exchange Commission on February 26, 2025, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law. Safe Harbor Statement

3February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results prepared in accordance with GAAP. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparisons with the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures from the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the appendix to this document and/or the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated February 4, 2026). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it more difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture and other investments, currency adjustments due to highly inflationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP financial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, currency adjustments for transitional reporting of highly inflationary economies and the reclassification of sales between segments. Additionally, where applicable, sales change ex. currency is also adjusted for the estimated impact of extra days in our fiscal year and the calendar shift resulting from extra days in the prior fiscal year. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current-period average exchange rates to exclude the effect of foreign currency fluctuations. Our 2025 fiscal year began on December 29, 2024 and ended on December 31, 2025; fiscal years 2026 and beyond will be coincident with the calendar year beginning on January 1 and ending on December 31. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; other non-operating expense (income), net; and other items. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted EBITDA change ex. currency refers to the change in adjusted EBITDA on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of currency fluctuations. Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted EPS change ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of currency fluctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash flow (adjusted FCF) refers to cash flow provided by operating activities, less payments for property, plant and equipment, less payments for software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments, less net cash used for Argentine Blue Chip Swap securities. Where applicable, adjusted free cash flow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases and acquisitions. • Adjusted free cash flow conversion refers to adjusted free cash flow divided by net income. • Return on total capital (ROTC) refers to net income excluding interest expense and amortization of intangible assets from acquisitions, net of tax benefit, divided by the average of beginning and ending invested capital. We believe that ROTC assists investors in understanding our ability to generate returns from our capital. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. Use of Non-GAAP Financial Measures

4February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Delivered solid 2025 earnings and strong cash flow in a dynamic environment Q4 adj. EPS (non-GAAP) of $2.45, up 3% ● Sequentially improved adj. EPS growth with strong growth in high-value categories FY 2025 adj. EPS of $9.53, up 1% ● Delivered earnings and cash flow growth; successfully mitigated tariff impacts and softer consumer volumes ● Leveraged proven productivity playbook to protect margin in the base ● Maintained overall adj. EBITDA margin (non-GAAP) of 16.4% Delivered outsized sales growth in high-value categories (HVC) and advanced differentiation ● Grew HVC sales MSD, expanded revenue mix to ~45% ● Delivered new innovation to expand differentiation and drive growth, with significant new innovations such as Intelligent Labels Fresh solutions, Vestcom’s Storelink software platform, and expansion of our Cleanflake portfolio Executed capital allocation framework, balancing return of cash to shareholders and HVC M&A ● Generated strong adj. free cash flow (non-GAAP) of $707 mil.; adj. free cash flow conversion (non-GAAP) of 103% ● Expanded Materials Group HVC exposure through ~$390 mil. acquisition of Taylor Adhesives ● Returned ~$860 mil. to shareholders through ~$570 mil. of share repurchases and ~$290 mil. in dividends Expect to deliver earnings growth in Q1 2026 with adj. EPS of $2.40 to $2.46 Note: LSD/MSD/HSD = low, mid or high single digit %

5February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Reported EPS of $2.15 Adj. EPS of $2.45, up 3% versus prior year Net sales of $2.3 bil. Sales down 0.2% on an organic basis (non-GAAP) Sales change ex. currency up 0.6% (non-GAAP) Fourth quarter 2025 financial review Reported operating income of $241 mil. ● Adj. EBITDA margin of 16.2%, down 20 bps ● Adj. operating margin (non-GAAP) of 12.4%, down 40 bps Strong adj. FCF of $303 mil. Returned $191 mil. to shareholders through share repurchases and dividends Maintained strong balance sheet; continuing to deploy capital in disciplined manner ● Net debt to adj. EBITDA ratio (non-GAAP) of 2.4

6February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Reported EPS of $8.79 Adj. EPS of $9.53, up 1% versus prior year Net sales of $8.9 bil. Sales up 0.2% on an organic basis Sales change ex. currency up 0.4% Full Year 2025 financial review Reported operating income of $1.0 bil. ● Adj. EBITDA margin of 16.4%, comparable to PY ● Adj. operating margin of 12.7%, down 10 bps Strong adj. FCF of $707 mil. ● Adj. free cash flow conversion of 103% Returned $861 mil. to shareholders through share repurchases and dividends Maintained strong balance sheet; continuing to deploy capital in disciplined manner ● Net debt to adj. EBITDA ratio of 2.4

Fourth Quarter 2025 Results

Materials Group

Reported sales increased 5.1% to $1.5 bil.
Sales down 0.9% organically

- LSD volume/mix growth more than offset by deflation-related price reductions
- High-value categories up LSD, including Intelligent Labels up HSD, and base categories down LSD
- Graphics and Reflectives up LSD; Performance Materials comparable to PY

Reported operating margin of 12.8%

- Adj. operating margin of 14.2%, down 60 bps
- Adj. EBITDA margin of 16.6%, down 40 bps
    - Higher employee-related costs were partially offset by benefits from productivity


Product Category
High-value Categories
38%
2025 Sales by Product
Label Materials
Graphics & Reflectives
Performance Materials(1)
Other

(1) Performance Materials includes: industrial and medical tapes, trade adhesives, and Taylor Adhesives


Est. End Market
Emerging Markets
39%
2025 Sales by Geography
U.S. & Canada
Western Europe
E. Europe & MENA
Asia Pacific
Latin America

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 7

Note: LSD/MSD/HSD = low, mid or high single digit %

Fourth Quarter 2025 Results

Solutions Group

Reported sales increased 1.5% to $724 mil.
Sales up 1.3% organically

- High-value categories up HSD
  - IL up LSD; Embelex up HSD; Vestcom up more than 10%
- Base categories down MSD
- Overall apparel categories down LSD

Reported operating margin of 8.5%

- Adj. operating margin of 11.2%, down 20 bps
- Adj. EBITDA margin of 17.8%, comparable to PY
  - Benefits from productivity was offset by higher employee-related costs and growth investments


Product Category
High-value Categories
60%
2025 Sales by Product
Base Solutions
Intelligent Labels (IL)
Vestcom
Ext. Embellishments (Embelex)


Est. End Market
2025 Sales by Geography
U.S. & Canada
Europe
Asia Pacific
Latin America

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 8

9February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Drive outsized growth in high-value categories Grow profitably in our base businesses Lead at the intersection of the physical and digital Effectively allocate capital and relentlessly focus on productivity Lead in an environmentally and socially responsible manner Executing key strategies, with proven business resilience, to deliver GDP+ growth and top quartile returns across cycles 1 2 3 4 5

High-value categories are a key driver for enterprise growth and portfolio strength

HVC mix expansion continues, up to ~45% of sales in 2025, with an organic growth CAGR of MSD

- ~12 points of expansion since 2019 driven by a combination of organic growth and acquisitions
- HVC have outperformed real GDP ~2.5x and global retail volumes ~3.5x



Sales by HVC
Vestcom
Ext. Embellishments (Embelex)
Enterprise Intelligent Labels
Graphics, Reflectives, Perf. Materials
Specialty & Durable Labels
HVC Sales Mix
~33%
HVC Sales Mix
~45%
2019
~$2.3 bil.
Sales Growth
CAGR ~10%
2025
~$4.0 bil.

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 10

Enterprise-wide Intelligent Labels

Overall Results:

- Q4 sales up MSD on organic basis
  - Apparel/General retail categories down LSD
  - Other categories up high-teens
- FY sales up LSD on an organic basis
  - Apparel/General retail categories comparable to PY
  - Other categories up ~10%

Key End Market Insights for 2026:

- ***Apparel and General Retail:*** Tariff uncertainty still impacting business; anticipating return to growth in 2026
- ***Food:*** Segment adoption to accelerate with largest U.S. grocery retailer rollout in bakery, meat and deli
  - Continue to anticipate this program contribution to 2026 revenue will be heavily weighted to 2H
- ***Logistics:*** Outsized growth and share in 2025; expanding pilots with additional customers in 2026



$0.9B
2025 Sales by category
Apparel
General Retail
Food & Logistics
All Other



Sales vs. PY
20%
15%
10%
5%
0%
-5%
1Q25
2Q25
3Q25
4Q25
FY25
Apparel/Gen. Retail
Food, Logistics, Other
Enterprise IL

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 11

12February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 2020-2025(1) Targets / Results 2023-2028(1) Targets / Results Sales Growth ex. Currency 5%+ 6% 5%+ 3% Adj. EBITDA Growth(2) 6.5% 6.3% 7.5%+ 7.3% Adj. EBITDA margin 16%+ 16.4% in 2025 17%+ in 2028 16.4% in 2025 Adjusted EPS Growth 10% 6% 10% 10% ROTC (non-GAAP) 18%+ 15% in ‘25 Top Qtle(3) Top Decile(3) (1) Percentages for targets reflect five-year compound annual growth rates, with the base periods set as 2020 and 2023, respectively. Percentages for results reflect five-year compound annual growth rates for 2020 targets and two-year compound growth rates for 2028 targets. (2) Although adjusted EBITDA growth was not one of our original financial targets, it was implied by our sales growth ex. currency and adjusted EBITDA margin targets. (3) Compared to peer group on page 71 of our 2025 Proxy Statement (~7% ex. curr.) (~7% ex. curr.) Delivered solid results for the 2020-2025 cycle despite multiple cyclical challenges; leveraging strength of portfolio to deliver our 2023-2028 targets

13February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Disciplined approach to capital allocation; strong balance sheet with ample capacity Long-term Debt Summary (1) Totals may not sum due to rounding Long-term Capital Allocation Framework % of Available Capital ‘20-’25 Target ‘20-’25 Actual Capex/restructuring 25%-30% 23% Dividends ~20% 20% Buyback/M&A ~50% 57% 3.8% weighted avg. interest rate Q4 2025 Leverage Total Debt Outstanding $3.7B Cash and cash equivalents $0.2B Net Debt $3.5B Adjusted EBITDA, trailing 4 qtrs $1.5B Net Debt to adj. EBITDA 2.4 Debt / Liquidity Considerations ● 2.4x simple leverage at year-end, within our 2-3x target net leverage ratio ● Growing dividend in-line with earnings (~10% CAGR over past 10 years) ● Continuing to invest organically in our businesses ● Disciplined deployment of capital for M&A and share repurchases $0.5B $2.7B (1)

Q1 2026 EPS Guidance

	Low	High
Reported EPS	**$2.27**	**$2.33**
Est. restructuring costs and other items	~$0.13	~$0.13
Adjusted EPS	**$2.40**	**$2.46**

In Q1 2026, anticipate adj. EPS $2.40-$2.46

- Reported sales growth of 5-7% and organic sales growth of 0-2%
  - ~4% tailwind from currency translation at recent rates and ~1% impact from acquisition
- Current economic conditions expected to persist; driving key strategies to deliver growth and differentiation

Additional full-year considerations

- ~$0.25 net EPS tailwind from the benefits of currency translation and lower share count partially offset by a higher adj. tax rate and interest expense
- Incremental savings of ~$50 mil. from restructuring actions
- Majority of 2025 temporary savings, including incentive compensation, expected to be a headwind
- Targeting ~100% adj. FCF conversion; fixed and IT capital spend of ~$260 mil.
- Anticipate sequential earnings growth through the year, with historical earnings seasonality

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 14

Classification: Avery Dennison - Secret 15September 18, 2024 Avery Dennison 2024 Investor Day Appendix Summary Information & Reconciliation of Non-GAAP Financial Measures from GAAP

16February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Source: S&P Global Market Intelligence Source: University of Michigan Source: U.S. Census Bureau 2010-2019 Avg. 2.15 U.S. Consumer Sentiment U.S. Apparel Inventory-to- Sales Ratio Global Purchase Manufacturing Indices All regional PMIs hovering around stable or contraction Source: Trading Economics Economic Conditions Dashboard 2019 2020 2021 2022 2023 2024 2025

Trade policy continues to limit visibility

Indirect tariff impact on base apparel was similar to Q2; HVC apparel categories still grew

- ~70% of Solutions Group sales are in tariff-impacted apparel and general retail end markets
  - In Q4, overall apparel categories were down LSD on an organic basis, with base apparel down ~7%
  - Base apparel declined LSD for full year 2025
- Uneven customer order patterns limiting visibility in the near term



Apparel Categories Sales vs. PY
Base
High-value
10%
5%
0%
-5%
-10%
Q1
Q2
Q3
Q4
FY

February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis 17

18February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Fourth quarter 2025 sales change Total Company Materials Group Solutions Group Reported net sales change 3.9% 5.1% 1.5% Reclass. of sales between segments - (0.7)% 1.5% Foreign currency translation (1.7)% (2.6)% 0.0% Impact of extra days (1.5)% (1.5)% (1.6)% Sales change ex. currency 0.6% 0.3% 1.3% Acquisitions (0.8)% (1.2)% - Organic sales change (0.2)% (0.9)% 1.3% (1) Totals may not sum due to rounding (1) (1)

19February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Full year 2025 sales change Total Company Materials Group Solutions Group Reported net sales change 1.1% 1.3% 0.7% Reclass. of sales between segments - (0.7)% 1.7% Foreign currency translation (0.3)% (0.6)% 0.3% Impact of extra days (0.4)% (0.4)% (0.4)% Sales change ex. currency 0.4% (0.4)% 2.2% Acquisitions (0.2)% (0.3)% - Organic sales change 0.2% (0.7)% 2.2% (1) Totals may not sum due to rounding (1) (1)

20February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Quarterly sales trend analysis 4Q24 1Q25 2Q25 3Q25 4Q25 Reported net sales change 3.6% (0.1)% (0.7)% 1.5% 3.9% Foreign currency translation (0.1)% 2.5% (0.3)% (1.7)% (1.7)% Impact of extra days - - - - (1.5)% Sales change ex. currency 3.5% 2.3% (1.0)% (0.2)% 0.6% Acquisitions (0.2)% - - - (0.8)% Organic sales change 3.3% 2.3% (1.0)% (0.2)% (0.2)% Materials Group organic sales change 3.7% 1.2% (1.0)% (1.9)% (0.9)% Solutions Group organic sales change 2.6% 4.9% (0.8)% 3.6% 1.3% (1) Totals may not sum due to rounding (1) (1)

21February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Fourth quarter and full year 2025 margin comparisons Reported Operating Margin Adjusted Operating Margin Adjusted EBITDA Margin Quarter 4Q25 4Q24 4Q25 4Q24 4Q25 4Q24 Materials Group 12.8% 14.7% 14.2% 14.8% 16.6% 17.0% Solutions Group 8.5% 9.1% 11.2% 11.4% 17.8% 17.8% Total Company 10.6% 12.0% 12.4% 12.8% 16.2% 16.4% Full Year 2025 2024 2025 2024 2025 2024 Materials Group 14.6% 14.7% 15.1% 15.4% 17.4% 17.6% Solutions Group 9.0% 9.2% 10.4% 10.5% 17.3% 17.2% Total Company 11.8% 11.9% 12.7% 12.8% 16.4% 16.4%

22February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Est. 2025 Sales by End Market Industrial/ Durable Apparel Broad exposure to diverse markets across portfolio 60%+ Staples Non- durable Goods Logistics $8.9B 2025 Sales by Manufacturing Location U.S. & Canada Western Europe China Other Asia-Pac Latin Am. EE M EN A

23February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Sales Change Ex. Currency and Organic Sales Change – Avery Dennison (1) Totals may not sum due to rounding (1) (1)

24February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Adjusted operating margin and adjusted EBITDA – Avery Dennison

25February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Adjusted EPS The adjusted tax rate was 25.5%, 25.9%, 25.8%, 24.7%, 25.0%, and 24.1% for 2025, 2024, 2023, 2022, 2021, and 2020, respectively. (1) Includes restructuring and related charges, transaction and related costs, (gain)/loss on venture and other investments, net, (gain)/loss on sales of assets, gain on sale of product line, outcomes of legal matters and settlements, net, losses from Argentine peso remeasurement and Blue Chip Swap transactions, and other items. (1)

26February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Return on total capital (ROTC)

27February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Adj. EBITDA and adj. EPS change ex. currency – Avery Dennison (1) Totals may not sum due to rounding (1) (1) (1) Totals may not sum due to rounding

28February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis Adj. free cash flow and adj. free cash flow conversion

29February 4, 2026 Preliminary & unaudited, Q4 & FY 2025 financial review and analysis © 2026 Avery Dennison Corporation. All rights reserved. The “Making Possible” tagline, Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted are fictitious. Any resemblance to actual names is purely coincidental. averydennison.com #MakingPossible